UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2013

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On July 20, 2013, the Controlled Equity OfferingSM Sales Agreement (the “Agreement”) between Hansen Medical, Inc. (the “Company”) and Cantor Fitzgerald & Co., as sales agent (“Cantor”), was terminated pursuant to the Company providing written notice of termination to Cantor ten days prior to the date of termination. The Agreement provided that the Company might have offered and sold, from time to time, through Cantor shares of the Company’s common stock. No shares were offered or sold pursuant to the Agreement. If any shares had been sold pursuant to the Agreement, they would have been issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-180547), the base prospectus, dated April 23, 2012, filed as part of such Registration Statement, and a prospectus supplement, dated March 15, 2013; however, no shares were so offered or sold.

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2013, the Company issued a press release announcing the following preliminary results for its quarter ended June 30, 2013:

•	Expects to report revenue of approximately $3.1 million to $3.4 million in the second quarter, down 4% to 12% year-over-year.

•

Anticipates reporting the commercialization of three systems in the quarter, bringing the total number of systems commercialized for the year-to-date ended June 30, 2013 to four. The Company uses the term “commercialize” to refer to revenue-generating transactions, including the conversion of evaluation units.

•	Recognized revenue on 1 Sensei system shipped during the second quarter.

•	Sold and shipped 1 Magellan system in the quarter, which will not be recognized as revenue in this quarter.

•	Converted 1 Magellan evaluation system to a monthly payment program effective April 1 through September 30, 2013, while the hospital continues to evaluate purchase of the system.

•	Expects to report net loss of $ 13.2 million to $ 13.7 million for the second quarter.

•

Anticipates reporting the sale of approximately 875 catheters in the second quarter, up 24% year-over-year and up 48% sequentially. Consistent with the prior year, hospitals increased inventory levels in the second quarter following a sequential decrease in the first quarter.

•	Physicians performed an estimated 864 Hansen robotic procedures in the second quarter, up 36% year-over-year and 11% sequentially. This is the eighth consecutive quarter of procedure growth.

•	Expects to report holding cash, cash equivalents and short-term investments of approximately $21.1 million at June 30, 2013, representing a quarterly cash burn of approximately $10.2 million.

The Company also announced that nearly 200 vascular cases have now been performed to date using the Magellan System, demonstrating broad clinical utility throughout the peripheral vasculature.

The financial results in this Item 2.02 are preliminary and subject to change pending the Company’s announcement of definitive financial results for the second quarter of 2013 and the filing of its Form 10-Q for the second quarter of 2013. The preliminary financial results presented in this Item 2.02 are based solely upon information available to the Company as of the filing of this Form 8-K, are not a comprehensive statement of the Company’s financial results or positions as of or for the three months ended June 30, 2013, and are subject to change pending the Company’s announcement of definitive financial results.

This Item 2.02 contains forward-looking statements regarding, among other things, statements relating to goals, plans, objectives, milestones and future events. In addition, financial results, including revenue, system commercializations, catheters sold, and net loss are preliminary and are subject to change pending the Company’s announcement of definitive financial results. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “plan,” “expects,” “potential,” “believes,” “goal,” “estimate,” “anticipates,” and similar words. These statements are based on the current estimates and assumptions of our management as of the date of this Form 8-K and are subject to risks, uncertainties, changes in circumstances and other factors that may cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this Form 8-K. Examples of such statements include statements regarding preliminary financial and operating results for the second quarter, the anticipated range of the Company’s operating expenses in 2013, statements about the anticipated growth in the Company’s intravascular robotics technology for EP and vascular applications. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: factors relating to the finalization of financial and operating results for the second quarter of 2013 and review of those results by our independent auditors; engineering, regulatory, manufacturing, sales and customer service challenges in developing new products and entering new markets; the commercial viability of our products in the electrophysiology and vascular markets; potential safety and regulatory issues that could slow or suspend our sales; the effect of economic conditions on capital spending by our potential customers; the uncertain timelines for the sales cycle for newly introduced products; the rate of adoption of our systems and the rate of use of our catheters; the scope and validity of intellectual property rights applicable to our products; competition from other companies; our ability to recruit and retain key personnel; our ability to maintain our remedial actions over previously reported material weaknesses in internal controls over financial reporting; our ability to manage expenses and cash flow, and obtain additional financing; and other risks more fully described in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed with the SEC on May 10, 2013 and the risks discussed in our other reports filed with the SEC. Given these uncertainties, you should not place undue reliance on the forward-looking statements in this Form 8-K. The Company undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

The information set forth in the preceding portions of this Item 2.02 of this current report is deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Except as set forth above, the information in the attached Exhibit 99.1 relating to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The attached Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated July 23, 2013, entitled “Hansen Medical Reports Preliminary Second Quarter 2013 Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: July 23, 2013	/s/ Peter J. Mariani
Peter J. Mariani Chief Financial Officer

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